UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 19, 2021

Griffin Capital Essential Asset REIT, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-55605

Maryland	46-4654479
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1520 E. Grand Avenue, El Segundo, CA 90245
(Address of principal executive offices, including zip code)

(310) 469-6100
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[X]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
____________________	_________________	____________________
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events
December 31, 2020 Net Asset Value Per Share
Griffin Capital Essential Asset REIT, Inc.'s (the "Registrant") board of directors (the "Board"), including a majority of its independent directors, has adopted valuation procedures, as amended from time to time, that contain a comprehensive set of methodologies to be used in connection with the calculation of the Registrant's net asset value ("NAV"). The Registrant's updated estimates of its NAV per share, which are published on a quarterly basis, are posted on the Registrant's website at www.gcear.com. Please see the Registrant's valuation procedures filed with the Registrant's most recent Annual Report on Form 10-K and the Registrant's subsequent Quarterly Reports and Current Reports, which were filed with the Securities and Exchange Commission (the "SEC") and are available on the SEC's website at www.sec.gov, for a more detailed description of the Registrant's valuation procedures. The Registrant's NAV is calculated for the Registrant's Class T shares, Class S shares, Class D shares, Class I shares, Class A shares, Class AA shares, Class AAA shares and Class E shares by the Registrant's NAV Accountant, ALPS Fund Services, Inc., a third-party firm approved by the Board, including a majority of its independent directors.
Set forth below are the components of the Registrant's daily NAV as of December 31, 2020 and September 30, 2020, calculated in accordance with the Registrant's valuation procedures (in thousands, except share and per share amounts):

	December 31, 2020	September 30, 2020
Gross Real Estate Asset Value	$4,277,879	$4,299,301
Investments in Unconsolidated Entities	4,100	4,100
Goodwill (Management Company Value)	230,000	230,000
Interest Rate Swap (Unrealized Loss)	(56,776)	(62,478)
Perpetual Convertible Preferred Stock	(125,000)	(125,000)
Other Assets (Liabilities), net	157,182	158,843
Total Debt at Fair Value	(2,140,065)	(2,172,130)
NAV	$2,347,320	$2,332,636

Total Shares Outstanding	262,196,714	262,064,167
NAV per share	$8.95	$8.90
The Registrant's independent valuation firm utilized the discounted cash flow approach for 96 properties and the direct capitalization approach for two properties in the Registrant's portfolio with a weighted average of approximately 6.8 years remaining on their existing leases. The sales comparison approach was utilized for the Lynwood land parcel. The overall capitalization rate for the two properties utilizing the direct capitalization approach during the quarter was 5.59%. The following summarizes the range of cash flow discount rates and terminal capitalization rates for the 96 properties using the discounted cash flow approach:

	Range		Weighted Average
Cash Flow Discount Rate (discounted cash flow approach)	6.00%	14.00%	7.57%
Terminal Capitalization Rate (discounted cash flow approach)	5.25%	10.00%	6.81%

    The following table sets forth the changes to the components of NAV for the Registrant and the reconciliation of NAV changes for each class of shares (dollars in thousands, except share and per share amounts):

	Share Classes
	Class T	Class S	Class D	Class I	Class E	IPO (1)	OP Units	Total

NAV as of September 30, 2020	$5,012	$16	$368	$17,056	$1,384,969	$641,005	$284,210	$2,332,636
Fund level changes to NAV
Unrealized gain on net assets	67	—	5	228	18,511	8,576	3,801	31,188
Unrealized gain (loss) on interest rate swaps	13	—	1	42	3,384	1,568	695	5,703
Dividend accrual	(36)	—	(3)	(167)	(13,645)	(6,382)	(2,801)	(23,034)
Class specific changes to NAV
Stockholder servicing fees/distribution fees	(13)	—	—	—	—	(347)	(3)	(363)
NAV as of December 31, 2020 before share/unit sale/redemption activity	$5,043	$16	$371	$17,159	$1,393,219	$644,420	$285,902	$2,346,130

Unit sale/redemption activity- Dollars
Amount sold	$21	$—	$3	$245	$4,485	$3,080	$—	$7,834
Amount redeemed and to be paid	—	—	—	(197)	(4,767)	(1,680)	—	(6,644)
NAV as of December 31, 2020	$5,064	$16	$374	$17,207	$1,392,937	$645,820	$285,902	$2,347,320

Shares/units outstanding as of September 30, 2020	555,732	1,802	40,789	1,894,647	155,245,967	72,486,331	31,838,899	262,064,167
Shares/units sold	2,374	—	306	27,250	503,143	348,782	—	881,855
Shares/units redeemed	—	—	—	(21,855)	(536,824)	(190,629)	—	(749,308)
Shares/units outstanding as of December 31, 2020	558,106	1,802	41,095	1,900,042	155,212,286	72,644,484	31,838,899	262,196,714

NAV per share as of September 30, 2020	$9.02	$9.01	$9.00	$9.00	$8.92	$8.84
Change in NAV per share/unit	0.05	0.06	0.06	0.06	0.05	0.05
NAV per share as of December 31, 2020	$9.07	$9.07	$9.06	$9.06	$8.97	$8.89
(1) IPO shares include Class A, Class AA, and Class AAA shares.

Additional Information About the Mergers
In connection with the proposed mergers among the Registrant, Cole Office & Industrial REIT (CCIT II), Inc. ("CCIT II") and their respective subsidiaries (the "Mergers"), the Registrant has filed a registration statement on Form S-4 (Registration No. 333-250962) with the SEC that includes a proxy statement of CCIT II and also constitutes a prospectus of the Registrant. This communication is not a substitute for the registration statement, the proxy statement/prospectus or any other documents that have been made available to the stockholders of CCIT II. In connection with the proposed Mergers, the Registrant and CCIT II also have filed relevant materials with the SEC. STOCKHOLDERS OF CCIT II ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE RELEVANT PROXY STATEMENT/PROSPECTUS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGERS. A definitive proxy statement/prospectus has been sent to CCIT II’s stockholders. Investors may obtain a copy of the proxy statement/prospectus and other relevant documents filed by the Registrant and CCIT II free of charge at the SEC’s website, www.sec.gov. Copies of the documents filed by the Registrant with the SEC are available free of charge on the Registrant’s website at http://www.gcear.com or by contacting the Registrant’s Investor Services at (888) 926-2688. Copies of the documents filed by CCIT II with the SEC are available free of charge on CIM’s website, at https://www.cimgroup.com/investment-strategies/individual/for-shareholders.
Participants in Solicitation Relating to the Mergers
CCIT II, the Registrant and their respective directors and executive officers and other members of management and employees, as well as certain affiliates of CIM Group, LLC serving as CCIT II’s external advisor, have been deemed to be participants in the solicitation of proxies from CCIT II stockholders in respect of the proposed Mergers. Information regarding the directors, executive officers and external advisor of CCIT II is contained in the Annual Report on Form 10-K for the year ended December 31, 2019 filed with the SEC on March 30, 2020, as amended on April 27, 2020. Information about directors and executive officers of the Registrant is available in the proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on April 15, 2020. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the proxy statement/prospectus and other relevant materials filed with the SEC regarding the proposed Mergers. Stockholders of CCIT II should read the proxy statement/prospectus carefully before making any voting or investment decisions. Investors may obtain free copies of these documents from the Registrant or CCIT II using the sources indicated above.
Disclaimer on Forward-Looking Statements
This Current Report on Form 8-K contains statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements can generally be identified as forward-looking because they include words such as “believes,” “anticipates,” “expects,” “would,” “could,” or words of similar meaning. Statements that describe future plans and objectives are also forward-looking statements. These statements are based on the Registrant's and/or CCIT II's current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; the Registrant can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from the Registrant’s expectations include, but are not limited to, the risk that the Mergers will not be consummated within the expected time period or at all; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the failure to satisfy the conditions to the consummation of the proposed Mergers, including the approval of the stockholders of CCIT II; statements about the benefits of the proposed transaction involving the Registrant and CCIT II and statements that address operating performance, events or developments that the Registrant expects or anticipates will occur in the future, including but not limited to statements regarding anticipated synergies and G&A savings, future financial and operating results, plans, objectives, expectations and intentions, expected sources of financing, anticipated asset dispositions, anticipated leadership and governance, creation of value for stockholders, benefits of the proposed transaction to customers, employees, stockholders and other constituents of the combined company, the integration of the Registrant and CCIT II, cost savings and the expected timetable for completing the proposed transaction, and other non-historical statements; risks related to the disruption of management’s attention from ongoing business operations due to the proposed Mergers; the availability of suitable investment or disposition opportunities; changes in interest rates; the availability and terms of financing; the impact of the COVID-19 pandemic on the operations and financial condition of each of the Registrant and CCIT II and the real estate industries in which they operate, including with respect to occupancy rates, rent deferrals and the financial condition of their respective tenants; general financial and economic conditions, which may be affected by government responses to the COVID-19 pandemic; market conditions; legislative and regulatory changes that could adversely affect the business of the Registrant or CCIT II; and other factors, including those set forth in the section entitled “Risk Factors” in the Registrant’s and CCIT II’s most recent Annual Reports on Form 10-K, as amended, and Quarterly Reports on Form 10-Q filed with the SEC, and other reports filed by the Registrant and CCIT II with the SEC, copies of which are available on the SEC’s website, www.sec.gov. Forward-looking statements are not guarantees of performance or results and speak only as of the date such statements are made. Except as required by law, neither the Registrant nor CCIT II undertakes any obligation to update or revise any forward-looking statement in this communication, whether to reflect new information, future events, changes in assumptions or circumstances or otherwise.

Signature(s)

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Griffin Capital Essential Asset REIT, Inc.

Date: January 19, 2021	By:	/s/ Javier F. Bitar
Javier F. Bitar
Chief Financial Officer and Treasurer